UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 21, 2009 (May 18, 2009)

PRINCIPAL FINANCIAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-16725 (Commission file number)	42-1520346 (I.R.S. Employer Identification Number)

711 High Street, Des Moines, Iowa 50392
(Address of principal executive offices)

(515) 247-5111
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On May 21, 2009, Principal Financial Group, Inc. (the “Company”) issued $400,000,000 aggregate principal amount of its 7.875% Senior Notes due 2014 (the “2014 Notes”) and $350,000,000 aggregate principal amount of its 8.875% Senior Notes due 2019 (the “2019 Notes” and, together with the 2014 Notes, the “Notes”).  The Notes were issued pursuant to the Senior Indenture, dated as of May 21, 2009 (the “Senior Indenture”), among the Company, Principal Financial Services, Inc. (“PFSI”) and The Bank of New York Mellon Trust Company, N.A., as trustee, as supplemented by the First Supplemental Indenture, dated as of May 21, 2009 (the “First Supplemental Indenture”), with respect to the 2014 Notes, and the Second Supplemental Indenture, dated as of May 21, 2009 (the “Second Supplemental Indenture”), with respect to the 2019 Notes.  The 2014 Notes and 2019 Notes are fully and unconditionally guaranteed by PFSI pursuant to separate Guarantees, each dated as of May 21, 2009 (together, the “Guarantees”).

The Notes were sold pursuant to an effective automatic shelf registration statement on Form S-3 (the “Registration Statement”) (File Nos. 333-151582 and 333-151582-04) which became effective upon filing with the Securities and Exchange Commission on June 11, 2008.  The closing of the sale of the Notes occurred on May 21, 2009.  The Senior Indenture, the First Supplemental Indenture with respect to the 2014 Notes (including the form of 2014 Notes), the Second Supplemental Indenture with respect to the 2019 Notes (including the form of 2019 Notes), the Guarantee of PFSI with respect to the 2014 Notes and the Guarantee of PFSI with respect to the 2019 Notes are filed hereto as Exhibits 4.1, 4.2, 4.3, 4.4 and 4.5, respectively, and are incorporated by reference herein.

Item 8.01  Other Events.

In connection with the issuance and sale of the Notes, the Company entered into the Underwriting Agreement, dated May 18, 2009 (the “Underwriting Agreement”), among the Company, PFSI and Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC and Deutsche Bank Securities Inc., as representatives of the underwriters named in Schedule I thereto.  A copy of the Underwriting Agreement is filed as Exhibit 1.1 hereto.

A copy of the opinion of Debevoise & Plimpton LLP, relating to the validity of the Notes and the Guarantees is filed as Exhibit 5.1 hereto, and a copy of the opinion of Karen E. Shaff, Executive Vice President and General Counsel of the Company and PFSI, relating to certain legal matters relating to the issuance of the Guarantees is filed as Exhibit 5.2 hereto.

Item 9.01  Financial Statements and Exhibits.

The exhibits to this Current Report on Form 8-K are hereby incorporated by reference into the Registration Statement.

(d) Exhibits.

Exhibit No.	Description

Exhibit 1.1

Underwriting Agreement, dated May 18, 2009, among Principal Financial Group, Inc., Principal Financial Services, Inc. and Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC and Deutsche Bank Securities Inc., as representatives of the underwriters named in Schedule I thereto.

Exhibit 4.1

Senior Indenture, dated as of May 21, 2009, among Principal Financial Group, Inc., as issuer, Principal Financial Services, Inc., as guarantor, and The Bank of New York Mellon Trust Company, as trustee.

Exhibit 4.2

First Supplemental Indenture (including the form of 2014 Notes), dated as of May 21, 2009, among Principal Financial Group, Inc., as issuer, Principal Financial Services, Inc., as guarantor, and The Bank of New York Mellon Trust Company, as trustee.

Exhibit 4.3

Second Supplemental Indenture (including the form of 2019 Notes), dated as of May 21, 2009, among Principal Financial Group, Inc., as issuer, Principal Financial Services, Inc., as guarantor, and The Bank of New York Mellon Trust Company, as trustee.

Exhibit 4.4	Guarantee from Principal Financial Services, Inc. with respect to the 7.875% Senior Notes due 2014.

Exhibit 4.5	Guarantee from Principal Financial Services, Inc. with respect to the 8.875% Senior Notes due 2019.

Exhibit 5.1	Opinion of Debevoise & Plimpton LLP.

Exhibit 5.2	Opinion of Karen E. Shaff, Executive Vice President and General Counsel of Principal Financial Group, Inc. and Principal Financial Services, Inc.

Exhibit 23.1	Consent of Debevoise & Plimpton LLP (contained in Exhibit 5.1).

Exhibit 23.2	Consent of Karen E. Shaff, Executive Vice President and General Counsel of Principal Financial Group, Inc. and Principal Financial Services, Inc. (contained in Exhibit 5.2).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRINCIPAL FINANCIAL GROUP, INC.

By:	/s/ Joyce N. Hoffman
Name:	Joyce N. Hoffman
Title:	Senior Vice President and
Corporate Secretary

Date: May 21, 2009